UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2009 (September 15, 2009)

TETON ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31679	84-1482290
(State of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

600 17th Street, Suite 1600 North Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 565-4600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K of Teton Energy Corporation (“Teton,” the “Company,” “we,” “us” or “our”), and the documents incorporated by reference, contain both historical and “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, written, oral or otherwise made, represent the Company’s expectation or belief concerning future events. All statements, other than statements of historical fact, are or may be forward-looking statements. For example, statements concerning projections, predictions, expectations, estimates or forecasts, and statements that describe our objectives, future performance, plans or goals are, or may be, forward-looking statements. These forward-looking statements reflect management’s current expectations concerning future results and events and can generally be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “likely,” “predict,” “potential,” “continue,” “future,” “estimate,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” and other similar words or phrases, as well as statements in the future tense.

Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance, or achievements to be different from any future results, performance and achievements expressed or implied by these statements. The following important risks and uncertainties could affect our future results, causing those results to differ materially from those expressed in our forward-looking statements:

•	Our ability to execute our Feasibility Plan in order to sustain our ability to continue as a going concern;
•	Our ability to service current and future indebtedness and comply with the covenants related to the debt facilities or our ability to receive forbearance therefrom;
•	General economic and political conditions, including governmental energy policies, tax rates or policies, inflation rates and constrained credit markets;
•	The market price of, and supply/demand balance for, oil and natural gas;
•	Our success in completing development and exploration activities, when and if we are able to resume those activities;
•	Expansion and other development trends of the oil and gas industry;
•	Acquisitions and other business opportunities that may be presented to and pursued by us;
•	Our ability to integrate our acquisitions into our company structure; and
•	Changes in laws and regulations.

These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors, including unknown or unpredictable ones could also have material adverse effects on our future results.

The forward-looking statements included in this Current Report are made only as of the date set forth on the front of the document. We expressly disclaim any intent or obligation to update any forward-looking statements to reflect new information, subsequent events, changed circumstances, or otherwise.

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of September 15, 2009, (the “Effective Date”), Teton Energy Corporation the “Company”) entered into a letter agreement (the “Letter Agreement”) with JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), as administrative agent, and each of the financial institutions identified therein (hereinafter collectively referred to as the “Lenders”) amending the Third Amendment to the Second Amended and Restated Credit Agreement and Forbearance Agreement which was entered into effective as of August 26, 2009 (the “Third Amendment”).  All capitalized terms not defined herein shall have the meaning set forth in the Letter Agreement and Third Amendment incorporated by reference therein.

Under the terms of the Letter Agreement:

(a) The Company, the Administrative Agent, and each of the Lenders agreed to forbear from exercising their rights and remedies as a result of the Specified Default (the Company’s failure to repay the Borrowing Base Deficiency of $8,484,296 on August 25, 2009) under the Loan Documents to (i) accelerate the outstanding principal balance of the Loans; and (ii) to commence foreclosure proceedings under the Security Instruments, during the period from the Effective Date until the earlier of (A) the occurrence of any Default or Event of Default other than the Specified Defaults, or (B) 5:00 p.m., September 30, 2009 (Dallas, Texas time).

(b) The definition of Indebtedness was revised to include amounts owing or to be owed by the Company, its Subsidiaries or Guarantors created or arising in connection with treasury management services provided to the Company, its Subsidiaries or Guarantors by any Lender or its Affiliates; and

(c) The Company agreed to extend, from September 15, 2009 to September 30, 2009, the date to obtain fully executed account control agreements in a form and substance satisfactory to the Administrative Agent and the Majority Lenders covering all of the Company’s and its subsidiaries’ deposit accounts including, without limitation, accounts held at Wells Fargo Bank, N.A.

The Company, from time to time, enters into commodity hedge agreements to mitigate a portion of the potential exposure to adverse market changes in the prices of oil and natural gas, with JPMorgan Chase. There are no other material relationships between the Company or its affiliates and JPMorgan Chase or the lenders, other than in respect to the Third Amendment, as amended.

The foregoing summary of the Letter Agreement is qualified in its entirety by reference to the definitive transaction document, a copy of which is attached as Exhibit 10.1 to this Current Report.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 16, 2009, the Company received notice from the Listing Qualifications department of The NASDAQ Stock Market (“NASDAQ”) indicating that the Company is not in compliance with the $1.00 minimum bid price requirement for continued listing set forth in NASDAQ Marketplace Rule 5550(a)(2).

The NASDAQ notice indicated that, in accordance with NASDAQ Marketplace Rule 5810(c)(3)(A), the Company will be provided a grace period of 180 calendar days (until March 15, 2010) to regain compliance.  If, at any time during this grace period the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of ten consecutive business days, NASDAQ Staff will provide the Company with written notification that it has achieved compliance with Rule 5550(a)(2), and the matter will be closed.

If the Company does not regain compliance with Rule 5550(a)(2) prior to March 15, 2010, NASDAQ Staff will provide the Company with written notification that its securities are subject to delisting from The NASDAQ Capital Market. At that time, the Company may appeal the delisting determination to a Hearing Panel.

Alternatively, if the Company fails to regain compliance with Rule 5550(a)(2) prior to March 15, 2010, but meets all of the other applicable standards for initial listing on the NASDAQ Capital Market, with the exception of the minimum bid price, then the Company will have an additional 180 calendar days to regain compliance with Rule 5550(a)(2).

A copy of the Company’s press release announcing the receipt of the NASDAQ letter is attached hereto as Exhibit 99.1.

Item 8.01  Other Events.

The Company is also reporting that the forbearance period related to the interest payment due on the Company’s outstanding 10.75% Senior Secured Convertible Debentures (the “Debentures”) has been extended through and including September 30, 2009.

The Company intends to continue to work with the holders of the Debentures towards a more permanent solution, however, there can be no assurance that the Company will be successful in doing so, in which case the Company may, among other options, be required to seek protection under the United States Bankruptcy Code.

Item 9.01  Financial Statements and Exhibits

(a) Financial statements of businesses acquired

N/A

(b) Pro forma financial information

N/A

(c) Shell company transactions

N/A

(d) Exhibits

Exhibit No.	Description

10.1	Letter Agreement amending Third Amendment to Second Amended and Restated Credit Agreement and Forbearance Agreement.
99.1	Press Release dated September 21, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: September 21, 2009	TETON ENERGY CORPORATION

	By:	/s/ Jonathan Bloomfield
Jonathan Bloomfield Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Letter Agreement amending Third Amendment to Second Amended and Restated Credit Agreement and Forbearance Agreement.
99.1	Press Release dated September 21, 2009.